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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 1, 2003


                               FASTNET CORPORATION
                               -------------------
                 (Exact Name of Registrant Specified in Charter)


     Pennsylvania                   000-29255                  23-2767197
     ------------                   ---------                  ----------
   (State or Other              (Commission File           (I.R.S. Employer
   Jurisdiction of                   Number)              Identification No.)
   Incorporation)


    Two Courtney Place, Suite 130
          3864 Courtney St.
     Bethlehem, Pennsylvania                                      18017
     -----------------------                                      -----
(Address of Principal Executive Offices)                        (Zip Code)





       Registrant's telephone number, including area code: (610) 266-6700


                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Registrant issued a press release on April 1, 2003 announcing its results of operations for the fourth quarter and the year ended December 31, 2002, which release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  Exhibit No.       Description of Document
                  -----------       -----------------------

                  99.1              Press Release dated April 1, 2003.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FASTNET CORPORATION



Date:  April 1, 2003                         By: /s/ R. Barry Borden
                                                 ------------------------------
                                                 R. Barry Borden
                                                 President



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                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION OF DOCUMENT
-----------                -----------------------

  99.1                     Press Release dated April 1, 2003.